4. Premises and Equipment (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Premises And Equipment Details
Land	$ 3,667	$ 3,657
Buildings and improvements	15,126	14,815
Furniture and equipment	16,239	17,660
Total premises and equipment	35,032	36,132
Less accumulated depreciation	18,674	20,258
Total net premises and equipment	$ 16,358	$ 15,874